Exhibit 99.2 Financial Results Third Quarter Fiscal Year 2020 Quarter Ended March 31, 2020 Supplementary Information to May 5, 2020 Earnings Conference Call

KIMBALL ELECTRONICS (Nasdaq: KE) // Safe Harbor Statement Certain statements contained within this supplementary information and any statements made during our earnings conference call today may be considered forward-looking under the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties including, but not limited to, successful integration of acquisitions and new operations, adverse changes in global economic conditions, the geopolitical environment, global health emergencies including the COVID-19 pandemic, significant reductions in volumes and order patterns from key contract customers, loss of key customers or suppliers within specific industries, financial stability of key customers and suppliers, availability or cost of raw materials and components, the ability of the supply chain to react successfully to significant increases in demand for certain medical components, impact related to tariffs and other trade barriers, increased competitive pricing pressures, foreign exchange fluctuations, changes in the regulatory environment, or similar unforeseen events.  Additional cautionary statements regarding other risk factors that could have an effect on the future performance of Kimball Electronics, Inc. (the “Company”) are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019, our earnings release, and other filings with the Securities and Exchange Commission (the “SEC”). This supplementary information contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP) in the United States in the statement of income, statement of comprehensive income, balance sheet, statement of cash flows, or statement of Share Owners' equity of the Company. The non-GAAP financial measures contained herein include Adjusted Operating Income, Adjusted Net Income, Adjusted EBITDA, and Return on Invested Capital (ROIC), which have been adjusted for proceeds from lawsuit settlements and adjustments to provision for income taxes due to the U.S. Tax Cuts and Jobs Act (“Tax Reform”) enacted in December 2017. Management believes it is useful for investors to understand how its core operations performed without the effects of the lawsuit proceeds and adjustments to provision for income taxes due to Tax Reform. Excluding these amounts allows investors to meaningfully trend, analyze, and benchmark the performance of the Company’s core operations. Many of the Company’s internal performance measures that management uses to make certain operating decisions use these and other non-GAAP 2 measures to enable meaningful trending of core operating metrics.

(Unaudited) KIMBALL ELECTRONICS (Nasdaq: KE) // Net Sales $350 â6% from Q3'19 $325 $319 $313 $313 $307 $300 $294 $284 s n $277 o i l l i $275 M $266 n I $250 $225 $200 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 3

(Unaudited) KIMBALL ELECTRONICS (Nasdaq: KE) // Net Sales Mix by Vertical Market 100% 1% 1% 2% 1% 2% 2% 2% 2% 6% 6% 6% 5% 5% 5% 5% 4% 90% 21% 22% 22% 21% 21% 21% 22% 80% 22% 70% 60% s 31% 28% 30% e 32% 32% 32% l 31% 30% a S 50% f o % 40% 30% 44% 20% 41% 40% 40% 40% 40% 40% 42% 10% 0% Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Automotive Medical Industrial Public Safety Other 4

(Unaudited) KIMBALL ELECTRONICS (Nasdaq: KE) // Gross Margin % 10.0% 9.0% 8.5% 8.2% 8.0% 7.3% 7.2% 7.1% 6.9% 7.0% 6.8% 6.7% 6.0% s e l a S 5.0% f o % 4.0% 3.0% 2.0% 1.0% 0.0% Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 5

(Unaudited) KIMBALL ELECTRONICS (Nasdaq: KE) // Selling & Administrative Expense (%) 5.0% 4.5% 4.2% 4.2% 4.1% s e l a S 4.0% f 3.9% 3.9% o % 3.6% 3.6% 3.5% 3.3% 3.0% Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 6

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Adjusted Operating Income(1)(2) (Excludes lawsuit proceeds) $16.0 6.0% $14.5 $14.0 5.5% $12.0 5.0% $11.3* $11.1 $10.6 $10.2 $10.1 $10.0 4.6% 4.5% $8.7 s s e n l o a i l l S i $8.0 4.0% 4.1% f M $6.9 o n I % $6.0 3.6% 3.6% 3.5% 3.5% $4.0 3.2% 3.0% 2.8% $2.0 2.6% 2.5% $0.0 2.0% Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Adj Op Income % of Net Sales (1) Adjusted Operating Income is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. (2) Prior period amounts denoted by * have been restated to reflect retrospective adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost. 7

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Adjusted Net Income(1) (Excludes lawsuit proceeds and adjustments to provision for income taxes due to Tax Reform) $11.8 $12.0 $11.0 $10.0 $9.0 $8.0 $7.2 $7.4 $6.9 $7.0 $6.6 $6.6 s $6.3 n o i l l i $6.0 M n $5.0 I $5.0 $4.0 $3.0 $2.0 $1.0 $0.0 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 (1) Adjusted Net Income is a Non-GAAP measure – refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. 8

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Adjusted EBITDA(1) (Excludes lawsuit proceeds) $24.0 $23.3 10.0% $22.0 $20.0 8.0% $17.6 $17.7 $18.0 $17.2 $16.9 $17.3 $17.2 7.4% $16.0 $13.5 6.0% $14.0 s s 6.2% e n 6.0% 6.0% l o a i 5.7% l l S i $12.0 5.4% 5.5% f M 5.1% o n I % $10.0 4.0% $8.0 $6.0 2.0% $4.0 $2.0 $0.0 0.0% Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Adjusted EBITDA Adjusted EBITDA % of Sales (1) Adjusted EBITDA is a Non-GAAP measure - refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. 9

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Return on Invested Capital(1)(2)(3) (Excludes lawsuit proceeds) 14.0% 12.0% 10.1% 10.0% 9.3% 9.0% 9.0% 8.9% 8.7% 8.2% 8.0% 7.1% C I O R 6.0% 4.0% 2.0% 0.0% Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 (1) We define ROIC as after-tax adjusted operating income for the trailing twelve months divided by average invested capital for the last five quarters. (2) Prior period amounts have been restated to reflect our calculation change of ROIC from after-tax annualized adjusted operating income divided by average invested capital and to reflect the retrospective adoption of new accounting guidance on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost. (3) ROIC is a Non-GAAP measure - refer to Reconciliation of Non-GAAP Results on the final slide of this supplementary information. 10

(Unaudited) KIMBALL ELECTRONICS (Nasdaq: KE) // Operating Cash Flow $45.0 $39.6 $40.0 $35.0 $30.0 $25.0 $19.3 $20.0 s n o $15.0 i $12.2 $12.0 l l i M $10.0 n I $5.6 $5.0 $0.0 ($0.3) -$5.0 -$10.0 ($10.0) -$15.0 ($14.6) -$20.0 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 11

KIMBALL ELECTRONICS (Nasdaq: KE) // (Unaudited) Capital Expenditures and Depreciation & Amortization(1) $12.0 $10.0 $7.9 $8.0 $7.7 $7.3 $7.5 $7.4 $7.3 $6.8 $6.8 s n o i l l i $6.0 $11.7 M n I $10.4 $9.8 $4.0 $6.9 $5.7 $4.4 $4.8 $2.0 $4.3 $0.0 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Cap Ex Depr & Amort (1) Capital Expenditures include purchases of capitalized software. 12

KIMBALL ELECTRONICS (Nasdaq: KE) // Reconciliation of Non-GAAP Results (Unaudited, Amounts in Thousands) Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Operating Income, as reported (1) $ 11,266 $ 7,032 $ 10,212 $ 14,497 $ 10,319 $ 11,115 $ 8,684 $ 10,588 Less: Lawsuit Proceeds — 92 — — 215 — — — Adjusted Operating Income (1) $ 11,266 $ 6,940 $ 10,212 $ 14,497 $ 10,104 $ 11,115 $ 8,684 $ 10,588 Net Income, as reported $ 5,784 $ 5,069 $ 7,115 $ 11,849 $ 7,525 $ 6,598 $ 6,612 $ 6,259 Add: Tax Adjustments from Tax Reform 1,409 — (251) — — — — — Less: Lawsuit Proceeds — 70 — — 163 — — — Adjusted Net Income $ 7,193 $ 4,999 $ 6,864 $ 11,849 $ 7,362 $ 6,598 $ 6,612 $ 6,259 Adjusted Net Income $ 7,193 $ 4,999 $ 6,864 $ 11,849 $ 7,362 $ 6,598 $ 6,612 $ 6,259 Add Interest, net 135 383 1,073 1,146 1,405 1,190 1,142 1,148 Add Depreciation & Amortization 6,797 6,755 7,252 7,480 7,386 7,312 7,674 7,897 Add Taxes 3,032 1,387 1,755 2,825 1,137 2,115 2,215 2,436 Adjusted EBITDA $ 17,157 $ 13,524 $ 16,944 $ 23,300 $ 17,290 $ 17,215 $ 17,643 $ 17,740 Operating Income (GAAP) (TTM) (1)(3) $ 42,038 $ 39,547 $ 39,640 $ 43,007 $ 42,060 $ 46,143 $ 44,615 $ 40,706 Less: Lawsuit Proceeds (TTM) $ — $ 92 $ 92 $ 92 $ 307 $ 215 $ 215 $ 215 Adj. Operating Income (non-GAAP) (TTM) (1)(3) $ 42,038 $ 39,455 $ 39,548 $ 42,915 $ 41,753 $ 45,928 $ 44,400 $ 40,491 Tax Effect (TTM) (1)(3) $ 9,715 $ 9,152 $ 8,982 $ 9,718 $ 7,729 $ 8,920 $ 9,020 $ 9,195 After-Tax Adj. Operating Income (TTM) (1)(3) $ 32,323 $ 30,303 $ 30,566 $ 33,197 $ 34,024 $ 37,008 $ 35,380 $ 31,296 Average Invested Capital (2)(3) $ 319,074 $ 326,168 $ 342,408 $ 366,995 $ 390,528 $ 411,735 $ 431,910 $ 438,634 ROIC (1)(3) 10.1% 9.3% 8.9% 9.0% 8.7% 9.0% 8.2% 7.1% (1) Prior period amounts have been restated to reflect the retrospective adoption of new accounting guidance in Q1'19 on improving the presentation of net periodic pension cost and net periodic postretirement benefit cost. (2) Average Invested Capital is computed using the Share Owners equity plus current and non-current debt less cash and cash equivalents averaged for the last five quarters. (3) Prior period amounts have been restated to reflect our calculation change of ROIC in Q1'19 from after-tax annualized adjusted operating income divided by average invested capital to after-tax adjusted operating income for the trailing twelve months (TTM) divided by average invested capital for the last five 13 quarters.